UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2022
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
1.25% Euro Notes due 2023	ITW23	New York Stock Exchange
0.250% Euro Notes due 2024	ITW24A	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 6, 2022 for the purposes of (i) electing the ten director nominees named in the Company’s proxy statement for the meeting to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022; (iii) approving, on an advisory basis, a resolution relating to the compensation of the named executive officers as disclosed in the Company’s proxy statement; and (iv) considering a non-binding stockholder proposal to change the ownership threshold to call special stockholder meetings.

All ten nominees for director named in the Company’s proxy statement for the meeting were elected by the votes set forth below.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Election of Directors
Daniel J. Brutto	251,841,618	2,340,331	378,180	23,705,199
Susan Crown	244,580,974	9,670,205	308,950	23,705,199
Darrell L. Ford	252,015,878	2,155,529	388,722	23,705,199
James W. Griffith	246,686,761	7,494,514	378,854	23,705,199
Jay L. Henderson	251,411,600	2,770,488	378,041	23,705,199
Richard H. Lenny	238,417,833	15,468,070	674,226	23,705,199
E. Scott Santi	242,370,703	11,250,769	938,657	23,705,199
David B. Smith, Jr.	246,350,852	7,872,753	336,524	23,705,199
Pamela B. Strobel	241,299,020	12,931,261	329,848	23,705,199
Anré D. Williams	240,306,966	13,878,476	374,687	23,705,199

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was ratified by the vote set forth below.

Ratification of independent registered public accounting firm	FOR	AGAINST	ABSTAIN
	269,118,543	8,767,034	379,751

The non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the meeting was approved by the vote set forth below.

Advisory vote to approve executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	237,036,874	16,701,701	821,554	23,705,199

The stockholder proposal to change the ownership threshold to call special stockholder meetings was defeated by the vote set forth below.

Stockholder proposal to change the ownership thresholder to call special stockholder meetings.	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	86,314,493	166,220,004	2,025,632	23,705,199

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 12, 2022	By: /s/ Jennifer K. Schott
Jennifer K. Schott
Senior Vice President, General Counsel and Secretary